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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OF 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 10, 2001

                                  ABC-NACO Inc.
                             (Debtor-In-Possession)
  ----------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

    DELAWARE                       0-22906                      36-3498749
----------------          ------------------------         --------------------
(Jurisdiction of          (Commission File Number)            (IRS Employer
 incorporation)                                             Identification No.)

                                  ABC-NACO Inc.
                            335 EISENHOWER LANE SOUTH
                             LOMBARD, ILLINOIS 60148
  ----------------------------------------------------------------------------
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (630) 792-2010


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Item 5.  Other Events

On October 18, 2001, ABC-NACO Inc. (the "Company"), including 7 of its domestic U.S. subsidiaries filed voluntary petitions for relief under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Northern District of Illinois (the "Bankruptcy Court"). The Company is filing a copy of its Summary of Cash Receipts and Cash Disbursements for the period October 18, 2001 to November 30, 2001, under cover of Form 8-K in lieu of Forms 10-Q and 10-K.

On December 19, 2001, the Company filed with the Bankruptcy Court and the Office of the United States Trustee its Summary of Cash Receipts and Cash Disbursements for the period October 18, 2001 to November 30, 2001.

On December 10, 2001, Dominion Castings Limited, ("Dominion") a Canadian subsidiary of the Company was placed under the control of a trustee pursuant to Canadian law at the request of one of Dominion's secured creditors. The Company does not expect to retain any value with respect to Dominion. In addition, on December 11, 2001 the Company's facility in Sahagun, Mexico was closed down indefinitely.


Item 7.  Financial Statements and Exhibits.

       (c)  Exhibits

       Exhibit No.         Description

         99.1 Summary of Cash Receipts and Cash Disbursements for the period October 18, 2001 to November 30, 2001.



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                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                ABC-NACO Inc.

                                By:      /s/ Wayne R. Rockenbach
                                         --------------------------------------
                                Name:    Wayne R. Rockenbach
                                Title:   Chief Financial Officer


Dated:   January 2, 2002


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                                  EXHIBIT INDEX

  Exhibit No.         Description

    99.1 Summary of Cash Receipts and Cash Disbursements for the period October 18, 2001 to November 30, 2001.



Safe Harbor Statement Under The Private Securities Litigation Reform Act of 1995: The statements contained in this release which are not historical facts, may be deemed to be forward-looking statements that are subject to change based on various factors which may be beyond the control of ABC-NACO Inc. Accordingly, actual results could differ materially from those expressed or implied in any such forward-looking statement. Factors that could affect actual results are described more fully in the Company's Amended Annual Report on Form 10-K for the year ended December 31, 2000, under the caption "Cautionary Statement Concerning Forward Looking Statements," and other risks described from time to time in the Company's filings with the Securities and Exchange Commission. The Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made.